Other related party transactions	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
19. Other related party transactions

NXT periodically enters into transactions with related parties, in addition to those described in note 10 concerning the preferred shares.

One of the members of NXT's Board of Directors is a partner in a law firm which provides legal advice to NXT. Legal fees incurred with this law firm were as follows:

2015	2014	2013

$100,598	$18,549	$39,966

Accounts payable and accrued liabilities includes a total of $62,048 ($124 as at December 31, 2014) payable to this law firm.

In addition, accounts payable and accrued liabilities includes $34,881 ($23,673 as at December 31, 2014) related to re-imbursement of expenses owing to persons who are Directors or Officers of NXT.

Accounts receivable includes short-term loans due from two employees totaling $51,026. These loans mature on October 1, 2016, and bear interest at a variable rate, which is currently 1%.